                                                                   Exhibit 10.19
                              SWIFT ENERGY COMPANY

                        RESTRICTED STOCK AWARD AGREEMENT


         This RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is effective as of ______________, ______ (the "Grant Date"), by and between SWIFT ENERGY COMPANY, a Texas corporation (the "Company"), and ____________________, individually ("Participant"), in connection with the Participant's past and future employment with the Company.

AWARD. The Company hereby grants to Participant a restricted stock award covering ________________ shares (the "Shares") of common stock, par value $.01 per share, of the Company according to the terms and conditions set forth herein and in Section 8(d) the Company's 2005 Stock Compensation Plan (the "Plan") and shall constitute a Restricted Stock Grant under Section 8 of the Plan. A copy of the Plan has been furnished or made available to the Participant.

         Participant hereby acknowledges _____ the opportunity to review the Plan, _____ Participant's understanding of the terms and provisions of the award and the Plan, and _____ Participant's understanding that, by his or her signature below, Participant is agreeing to be bound by all of the terms and provisions of this award and the Plan.

RESTRICTIONS ON TRANSFER. Unvested Shares may not be transferred, pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company, and no attempt to transfer unvested Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to such award or Shares.

VESTING. Except as otherwise provided in this Agreement, the award covering ______ percent (__%) of the Shares shall vest on _________, 200__, and _______
percent (__%) of the Shares shall vest on each anniversary of such date thereafter until fully vested, unless earlier forfeited pursuant to the terms of Section D of this Agreement.

FORFEITURE. All of Participant's rights to unvested Shares shall be immediately and irrevocably forfeited if Participant ceases to be an employee of the Company or any affiliate of the Company, whether or not employment is terminated with or without cause, unless the Compensation Committee shall determine otherwise. Upon forfeiture, Participant will no longer have any rights relating to unvested Shares.

SERVICE RESTRICTION. Participant must be continuously employed by, and an employee of, the Company or any affiliate of the Company on each vesting date of the Shares.

TERMINATION. This Agreement shall terminate with respect to unvested Shares immediately without any notice upon termination of Participant's employment, with or without cause. This Agreement shall terminate with respect to vested Shares upon delivery to Participant of such Shares.

CERTIFICATES. Participant agrees that the unvested Shares will be issued in uncertificated form to be held by the Company's transfer agent until such time as the Shares shall vest and are delivered to Participant or are forfeited pursuant to the terms of this Agreement. After vesting and upon delivery of written instructions by Participant, the Company shall cause such vested Shares to be delivered to Participant in accordance with Participant's written instructions.

IRREVOCABLE STOCK POWER. Participant does hereby irrevocably constitute and appoint the Secretary of the Company as his or her attorney to transfer the Shares on the books of the Company, with full power of substitution, in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

PLAN PROVISIONS CONTROL. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.

NO RIGHT TO RETENTION. The issuance of the Shares shall not be construed as giving Participant the right to be employed or continue to be employed by the Company or an affiliate of the Company, nor will it affect in any way the right of the Company or an affiliate of the Company to terminate such employment or position at any time, with or without cause, pursuant to the terms of an employment agreement, if any, or otherwise in accordance with applicable law. In addition, the Company or an affiliate of the Company may at any time terminate any employment agreement free from any liability or any claim under the Plan or this Agreement. Nothing in this Agreement shall confer on any person any legal or equitable right against the Company or any affiliate of the Company, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an affiliate of the Company. The award covering the Shares granted hereunder shall not form any part of the consideration, compensation of fees of Participant for purposes of termination indemnities, irrespective of the reason for termination of any employment. Under no circumstances shall Participant be entitled to any compensation for any loss of any right or benefit under the Agreement or Plan which such Participant might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for breach of contract or otherwise. By entering into this Agreement, Participant shall participate in the Plan and be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee (as defined in the Plan) and shall be fully bound thereby.

GOVERNING LAW AND VENUE. This Agreement will be governed by and interpreted in accordance with laws of the State of Texas without giving effect to any conflict of laws provisions, with venue in the state or federal courts in Harris County, Texas. Participant hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim he or she may have that such court is an inconvenient or improper forum for the purposes of any such suit, action or other proceeding. Participant hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at the address of such party set forth below.

UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any applicable law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the purpose or intent of the Plan or the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect.

NO TRUST OR FUND CREATED. Neither the Plan nor the Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate of the Company and Participant or any other person.

HEADINGS. Headings are given to the Sections and subsections of the Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Agreement or any provision thereof.

         IN WITNESS WHEREOF, the Company and Participant have executed this Agreement effective as of the date set forth in the first paragraph.



                                     BY:


                                           TERRY E. SWIFT

                                           CHIEF EXECUTIVE OFFICER


                                     PARTICIPANT


                                     BY:


                                     NAME:


                                     ADDRESS:

                              SWIFT ENERGY COMPANY

                        RESTRICTED STOCK AWARD AGREEMENT


         This RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is effective as of the _____ day of _________, 200__ (the "Grant Date"), by and between SWIFT ENERGY COMPANY, a Texas corporation (the "Company") and ____________________, individually ("Participant"), in connection with the Participant's future service as a non-employee director on the Board of Directors of the Company.

A. ANNUAL DIRECTOR AWARD. The Company hereby grants to Participant a restricted stock award covering ________________ shares (the "Shares") of common stock, par value $.01 per share, of the Company according to the terms and conditions set forth herein and in Section 8(d) of the Company's 2005 Stock Compensation Plan (the "Plan") and shall constitute a Restricted Stock Grant under Section 8 of the Plan. A copy of the Plan has been furnished or made available to the Participant.

         Participant hereby acknowledges the opportunity to review the Plan, Participant's understanding of the terms and provisions of the award and the Plan, and Participant's understanding that, by his or her signature below, Participant is agreeing to be bound by all of the terms and provisions of this award and the Plan.

B. RESTRICTIONS ON TRANSFER. Unvested Shares may not be transferred, pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company, and no attempt to transfer unvested Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to such award or Shares.

C. VESTING. Except as otherwise provided in this Agreement, the Shares shall vest ratably in three equal installments, one-third (1/3) on the date following the date of each of the three annual meetings of shareholders following the Grant Date, unless earlier vested or forfeited pursuant to the terms of Section D of this Agreement.

D. EARLIER VESTING; FORFEITURE. If Participant's service as a non-employee director terminates at any time after one year from the Grant Date with the director in good standing as determined in the sole discretion of the Board, then all unvested Shares of Participant shall vest immediately. Further, in the event of death or Disability (as defined in the Plan) of Participant at any time, all of the Shares shall vest. Notwithstanding the above, if Participant does not meet the service restriction set forth below in Section E, all shares shall be forfeited.

E. SERVICE RESTRICTION. Participant must serve continuously as a non-employee director on the Board of Directors of the Company for one year from the Grant Date or until the date of the Company's next annual meeting of shareholders, whichever is shorter.

F. TERMINATION. This Agreement shall terminate immediately if the service restriction set forth above is not met, with respect to unvested Shares, immediately without any notice upon determination of the Board as to Participant's not being in good standing as a director after termination of Participant's service as a non-employee director for the Company, or with respect to vested Shares, upon delivery to Participant of such Shares.

G. CERTIFICATES. Participant agrees that the unvested Shares will be issued in uncertificated form to be held by the Company's transfer agent until such time as the Shares shall vest pursuant to the terms of this Agreement. After vesting and upon delivery of written instructions by Participant, the Company shall cause such vested Shares to be delivered to Participant in accordance with Participant's written instructions.

H. IRREVOCABLE STOCK POWER. Participant does hereby irrevocably constitute and appoint the Secretary of the Company as his or her attorney to transfer the Shares on the books of the Company, with full power of substitution, in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

I. PLAN PROVISIONS CONTROL. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.

J. NO RIGHT TO RETENTION. The issuance of the Shares shall not be construed as giving Participant the right to continue to serve as a non-employee director on the Board of Directors of the Company, nor will it affect in any way the right of the Board to eliminate such position or remove the Participant from the Board, pursuant to the Bylaws of the Company or otherwise in accordance with applicable law, free from any liability or any claim under the Plan or this Agreement against the Company or any member of the Board. Nothing in this Agreement shall confer on any person any legal or equitable right against the Company or any member of the Board, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or a member of the Board. The award covering the Shares granted hereunder shall not form any part of the consideration, compensation of fees of Participant for purposes of indemnities, irrespective of the reason for removal. Under no circumstances shall Participant be entitled to any compensation for any loss of any right or benefit under the Agreement or Plan which such Participant might otherwise have enjoyed but for removal as a director, whether such compensation is claimed by way of damages for breach of contract or otherwise. By entering into this Agreement, Participant shall participate in the Plan and be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee (as defined in the Plan) and shall be fully bound thereby.

K. GOVERNING LAW AND VENUE. This Agreement will be governed by and interpreted in accordance with laws of the State of Texas without giving effect to any conflict of laws provisions, with venue in the state or federal courts in Harris County, Texas. Participant hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim he or she may have that such court is an inconvenient or improper forum for the purposes of any such suit, action or other proceeding. Participant hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at the address of such party set forth below.

L. UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any applicable law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the purpose or intent of the Plan or the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect.

M. NO TRUST OR FUND CREATED. Neither the Plan nor the Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate of the Company and Participant or any other person.

N. HEADINGS. Headings are given to the Sections and subsections of the Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Agreement or any provision thereof.

         IN WITNESS WHEREOF, the Company and Participant have executed this Agreement effective as of the date set forth in the first paragraph.



SWIFT ENERGY COMPANY


BY:


                                 TERRY E. SWIFT

                                 CHIEF EXECUTIVE OFFICER


PARTICIPANT


BY:

NAME:

ADDRESS:

------------------------------

------------------------------

------------------------------

                              SWIFT ENERGY COMPANY

                        INCENTIVE STOCK OPTION AGREEMENT

         This INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is effective as of ___________ ___, 200__ (the "Grant Date"), by and between SWIFT ENERGY COMPANY, a Texas corporation (the "Company") and ____________________, individually (the "Optionee"), in connection with the Optionee's employment with the Company. Except as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Company's 2005 Stock Compensation Plan (the "Plan").

A. GRANT OF OPTIONS. Swift Energy Company (the "Company") hereby grants to _____________ (the "Optionee") Incentive Stock Options to purchase a total of
_____________ (____) shares (the "Options") of the Company's common stock, par value of $.01 per share (the "Common Stock"), exercisable at the price and upon the terms and conditions set forth herein below, and subject to any adjustments made pursuant to Section 12 of the Plan.

B. VESTING OF OPTIONS. The Options shall be exercisable in installments in accordance with the following table, except as otherwise provided in the Plan:

         DATE FIRST EXERCISABLE                    NUMBER OF OPTIONS

              _____, 200__

              _____, 200__

              _____, 200__

              _____, 20___

              _____, 20___                                ___


                    TOTAL:


C. EXERCISE PRICE. Each Options shall have an exercise price for the underlying share of Common Stock of $_____ per share, which is not less than the Fair Market Value of each share of Common Stock calculated in accordance with Section 2(k) of the Plan. The exercise price is subject to adjustment pursuant to
Section 12 of the Plan.

D. OPTIONS SUBJECT TO PLAN. The Options are granted as Incentive Stock Options (subject to the $100,000 per calendar year limitations contained in Section 6(j) of the Plan, as such limit may be changed in accordance with the Internal Revenue Code, as may be amended from time to time) pursuant to the Company's 2005 Stock Compensation Plan (the "Plan"), and are in all respects subject to the terms, provisions, conditions and restrictions of the Plan. A copy of the Plan has been furnished or made available to the Optionee. In the event of any conflict or inconsistency between this Agreement and the Plan, the Plan shall control. The Optionee acknowledges that a copy of the Plan has been made available to Optionee.

E. OPTION TERM. Each Option may be exercised at any time between the date at which it becomes exercisable pursuant to Section B above and ten years from the Date of Grant, inclusive of such dates, except in the event of the Optionee's death, Disability or termination of employment by the Company for any reason.

F. FORFEITURE. Subject to Sections 6(j) and 13 of the Plan, if Optionee's employment by the Company or any Subsidiary is terminated for any reason other than retirement, death, Disability or a Change of Control, the Options that are exercisable immediately prior to the date of such termination shall be exercisable for the lesser period of three (3) months from the date of such termination or the balance of the term of the Options. Subject to Section 10(c) of the Plan, any Options not exercisable immediately prior to such termination shall be forfeited and extinguished upon such termination.

G. APPROVAL OF COUNSEL REQUIRED FOR ISSUANCE OF COMMON STOCK. No share of Common Stock shall be issued pursuant to the exercise of the Options unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws.

H. TRANSFERABILITY. The Options are not assignable or transferable except by will or the laws of descent and distribution.

I. GOVERNING LAW AND VENUE. This Agreement will be governed by and interpreted in accordance with laws of the State of Texas without giving effect to any conflict of laws provisions, with venue in the state or federal courts in Harris County, Texas. Participant hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim he or she may have that such court is an inconvenient or improper forum for the purposes of any such suit, action or other proceeding. Participant hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at the address of such party set forth below.

J. HEADINGS. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Grant Date.


SWIFT ENERGY COMPANY


By:
---------------------------------
Terry E. Swift
Chief Executive Officer


OPTIONEE


BY:


NAME:


ADDRESS:
        --------------------------

----------------------------------

                              SWIFT ENERGY COMPANY

                        INCENTIVE STOCK OPTION AGREEMENT

         This INCENTIVE STOCK OPTION AGREEMENT (the "Agreement") is effective as of <<Grant_Date>>, (the "Grant Date"), by and between SWIFT ENERGY COMPANY, a Texas corporation (the "Company") and <<Employee>>, individually (the "Optionee"), in connection with the Optionee's employment with the Company. Except as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Company's 2005 Stock Compensation Plan (the "Plan").

A. GRANT OF OPTIONS. The Company hereby grants to Optionee Incentive Stock Options to purchase a total of <<OptionsWords>> (<<Options>>) shares (the "Options") of the Company's common stock, par value of $.01 per share (the "Common Stock"), exercisable at the price and upon the terms and conditions set forth herein below, and subject to any adjustments made pursuant to Section 12 of the Plan.

B. VESTING OF OPTIONS. The Options shall be exercisable in installments in accordance with the following table, except as otherwise provided in the Plan:

            DATE FIRST EXERCISABLE                NUMBER OF OPTIONS
               <<FstVestDt>>                      <<FstVestOpt>>
               <<ScdVestDt>>                      <<ScdVestOpt>>
               <<ThdVestDt>>                      <<ThdVestOpt>>
               <<FthVestDt>>                      <<FthVestOpt>>
              <<FfthVestDt>>                      <<FfthVestOpt>>

C. EXERCISE PRICE. Each Options shall have an exercise price for the underlying share of Common Stock of $<<OpPrc>> per share, which is not less than the Fair Market Value of each share of Common Stock calculated in accordance with Section 2(k) of the Plan. The exercise price is subject to adjustment pursuant to
Section 12 of the Plan.

D. OPTIONS SUBJECT TO PLAN. The Options are granted as Incentive Stock Options (subject to the $100,000 per calendar year limitations contained in Section 6(j) of the Plan, as such limit may be changed in accordance with the Internal Revenue Code, as may be amended from time to time) pursuant to the Company's 2005 Stock Compensation Plan, and are in all respects subject to the terms, provisions, conditions and restrictions of the Plan. A copy of the Plan has been furnished or made available to the Optionee. In the event of any conflict or inconsistency between this Agreement and the Plan, the Plan shall control. The Optionee acknowledges that a copy of the Plan has been made available to Optionee.

E. OPTION TERM. Each Option may be exercised at any time between the date at which it becomes exercisable pursuant to Section B above and ten years from the Date of Grant, inclusive of such dates, except in the event of the Optionee's death, Disability or termination of employment by the Company for any reason.

F. FORFEITURE. Subject to Sections 6(j) and 13 of the Plan, if Optionee's employment by the Company or any Subsidiary is terminated for any reason other than retirement, death, Disability or a Change of Control, the Options that are exercisable immediately prior to the date of such termination shall be exercisable for the lesser period of three (3) months from the date of such termination or the balance of the term of the Options. Subject to Section 10(c) of the Plan, any Options not exercisable immediately prior to such termination shall be forfeited and extinguished upon such termination.

G. APPROVAL OF COUNSEL REQUIRED FOR ISSUANCE OF COMMON STOCK. No share of Common Stock shall be issued pursuant to the exercise of the Options unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws.

H. TRANSFERABILITY. The Options are not assignable or transferable except by will or the laws of descent and distribution.

I. GOVERNING LAW AND VENUE. This Agreement will be governed by and interpreted in accordance with laws of the state of Texas without giving effect to any conflict of laws provisions, with venue in the state or federal courts in Harris County, Texas. Participant hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim he or she may have that such court is an inconvenient or improper forum for the purposes of any such suit, action or other proceeding. Participant hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at the address of such party set forth below.

J. HEADINGS. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Grant Date.

SWIFT ENERGY COMPANY



BY:


                                                      TERRY E. SWIFT

                                                  CHIEF EXECUTIVE OFFICER


PARTICIPANT


BY:


                                                        <<EMPLOYEE>>

ADDRESS:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SWIFT ENERGY COMPANY

                        RESTRICTED STOCK AWARD AGREEMENT


         This RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is effective as of <<GrantDate>> (the "Grant Date"), by and between SWIFT ENERGY COMPANY, a Texas corporation (the "Company"), and <<Employee>>, individually
("Participant"), in connection with the Participant's past and future employment with the Company.

AWARD. The Company hereby grants to Participant a restricted stock award covering <<NumbShares>> shares (the "Shares") of common stock, par value $.01 per share, of the Company according to the terms and conditions set forth herein and in Section 8(d) the Company's 2005 Stock Compensation Plan (the "Plan") and shall constitute a Restricted Stock Grant under Section 8 of the Plan. A copy of the Plan has been furnished or made available to the Participant.

         Participant hereby acknowledges _____ the opportunity to review the Plan, _____ Participant's understanding of the terms and provisions of the award and the Plan, and _____ Participant's understanding that, by his or her signature below, Participant is agreeing to be bound by all of the terms and provisions of this award and the Plan.

RESTRICTIONS ON TRANSFER. Unvested Shares may not be transferred, pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company, and no attempt to transfer unvested Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the purported transferee with any interest or right in or with respect to such award or Shares.

VESTING. The award shall vest in installments in accordance with the following table, except as otherwise provided in the Plan:


                     DATE                    NUMBER OF VESTED SHARES
               <<FirstVestDate>>                <<FirstVestAmt>>
                <<SecVestDate>>                  <<SecVestAmt>>
                <<ThdVestDate>>                  <<ThdVestAmt>>

FORFEITURE. All of Participant's rights to unvested Shares shall be immediately and irrevocably forfeited if Participant ceases to be an employee of the Company or any affiliate of the Company, whether or not employment is terminated with or without cause, unless the Compensation Committee shall determine otherwise. Upon forfeiture, Participant will no longer have any rights relating to unvested Shares.

SERVICE RESTRICTION. Participant must be continuously employed by, and an employee of, the Company or any affiliate of the Company on each vesting date of the Shares.

TERMINATION. This Agreement shall terminate with respect to unvested Shares immediately without any notice upon termination of Participant's employment, with or without cause. This Agreement shall terminate with respect to vested Shares upon delivery to Participant of such Shares.

CERTIFICATES. Participant agrees that the unvested Shares will be issued in uncertificated form to be held by the Company's transfer agent until such time as the Shares shall vest and are delivered to Participant or are forfeited pursuant to the terms of this Agreement. After vesting and upon delivery of written instructions by Participant, the Company shall cause such vested Shares to be delivered to Participant in accordance with Participant's written instructions.

IRREVOCABLE STOCK POWER. Participant does hereby irrevocably constitute and appoint the Secretary of the Company as his or her attorney to transfer the Shares on the books of the Company, with full power of substitution, in the premises, hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.

PLAN PROVISIONS CONTROL. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.

NO RIGHT TO RETENTION. The issuance of the Shares shall not be construed as giving Participant the right to be employed or continue to be employed by the Company or an affiliate of the Company, nor will it affect in any way the right of the Company or an affiliate of the Company to terminate such employment or position at any time, with or without cause, pursuant to the terms of an employment agreement, if any, or otherwise in accordance with applicable law. In addition, the Company or an affiliate of the Company may at any time terminate any employment agreement free from any liability or any claim under the Plan or this Agreement. Nothing in this Agreement shall confer on any person any legal or equitable right against the Company or any affiliate of the Company, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an affiliate of the Company. The award covering the Shares granted hereunder shall not form any part of the consideration, compensation of fees of Participant for purposes of termination indemnities, irrespective of the reason for termination of any employment. Under no circumstances shall Participant be entitled to any compensation for any loss of any right or benefit under the Agreement or Plan which such Participant might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for breach of contract or otherwise. By entering into this Agreement, Participant shall participate in the Plan and be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee (as defined in the Plan) and shall be fully bound thereby.

GOVERNING LAW AND VENUE. This Agreement will be governed by and interpreted in accordance with laws of the State of Texas without giving effect to any conflict of laws provisions, with venue in the state or federal courts in Harris County, Texas. Participant hereby irrevocably consents to personal jurisdiction and venue in any such court and hereby waives any claim he or she may have that such court is an inconvenient or improper forum for the purposes of any such suit, action or other proceeding. Participant hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at the address of such party set forth below.

UNENFORCEABILITY. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any applicable law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the purpose or intent of the Plan or the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect.

NO TRUST OR FUND CREATED. Neither the Plan nor the Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate of the Company and Participant or any other person.

HEADINGS. Headings are given to the Sections and subsections of the Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Agreement or any provision thereof.

         IN WITNESS WHEREOF, the Company and Participant have executed this Agreement effective as of the date set forth in the first paragraph.



                                      SWIFT ENERGY COMPANY

                                      BY:


                                                 TERRY E. SWIFT

                                             CHIEF EXECUTIVE OFFICER



                                      PARTICIPANT

                                      BY:

                                                   <<EMPLOYEE>>

                                      ADDRESS:
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